UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 27, 2007 (Date of earliest event reported)
OREGON PACIFIC BANCORP (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	000-50165 (Commission File Number)	71-0918151 (IRS Employer Identification Number)

1355 Highway 101 (Address of principal executive offices)		97439 (Zip Code)
541.997.7121 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 27, 2007, Oregon Pacific Bancorp issued a press release with respect to a new stock repurchase program initiated by the Company. The program authorizes the Company to repurchase shares for an aggregate amount up to $500,000 in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of OREGON PACIFIC BANCORP dated July 27, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2007	OREGON PACIFIC BANCORP By: /s/ Joanne Forsberg Joanne Forsberg Secretary and CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of OREGON PACIFIC BANCORP dated July 27, 2007